Exhibit 10(b).
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(a) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date

Ronald C. Baldwin	May 16, 2001
Thomas E. Hoaglin	February 15, 2001
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(b) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date

Daniel B. Benhase	August 16, 2000
Richard A. Cheap	May 4, 1998
Donald R. Kimble	August 8, 2005
Mary W. Navarro	July 16, 2002
Nicholas G. Stanutz	February 26, 2002
Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(c) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date

James W. Nelson	November 9, 2004
Mahesh Sankaran	February 28, 2005

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